EXHIBIT 99.2

THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (Unaudited)
(Millions of Dollars)

	Reportable Business Segments
Year Ended December 31, 2005	Power Tools & Accessories	Hardware & Home Improvement	Fastening & Assembly Systems	Total	Currency Translation Adjustments	Corporate, Adjustments, & Eliminations	Consolidated

Sales to unaffiliated customers	$4,821.4	$1,019.8	$662.2	$6,503.4	$20.3	$–	$6,523.7
Segment profit (loss) (for
Consolidated, operating income)	634.9	143.9	94.6	873.4	2.7	(81.2)	794.9
Depreciation and amortization	102.4	25.6	18.7	146.7	.4	3.5	150.6
Capital expenditures	80.7	12.9	15.7	109.3	–	1.8	111.1

Year Ended December 31, 2004

Sales to unaffiliated customers	$3,840.8	$970.2	$619.9	$5,430.9	$(32.5)	$–	$5,398.4
Segment profit (loss) (for
Consolidated, operating income)	488.4	146.3	84.2	718.9	(5.0)	(100.7)	613.2
Depreciation and amortization	90.1	27.1	17.5	134.7	(1.2)	9.0	142.5
Capital expenditures	78.8	25.9	14.0	118.7	(1.9)	1.0	117.8

Year Ended December 31, 2003

Sales to unaffiliated customers	$3,363.6	$722.2	$560.0	$4,645.8	$(163.1)	$–	$4,482.7
Segment profit (loss)(for
Consolidated, operating
income before restructuring
and exit costs)	366.0	92.3	81.6	539.9	(13.7)	(91.5)	434.7
Depreciation and amortization	86.2	24.4	16.3	126.9	(4.2)	10.7	133.4
Capital expenditures	74.7	17.1	14.7	106.5	(4.8)	.8	102.5

        The reconciliation of segment profit to the Corporation’s earnings from continuing operations before income taxes for each of the three years in the period ended December 31, 2005, in millions of dollars, is as follows:

	Year Ended December 31,

	2005	2004	2003

Segment profit for total reportable business segments	$873.4	$718.9	$539.9
Items excluded from segment profit:
Adjustment of budgeted foreign exchange rates to
actual rates	2.7	(5.0)	(13.7)
Depreciation of Corporate property	(1.0)	(1.2)	(1.1)
Adjustment to businesses' postretirement benefit
expenses booked in consolidation	(13.8)	.8	15.4
Other adjustments booked in consolidation directly
related to reportable business segments	3.3	(10.0)	(15.0)
Amounts allocated to businesses in arriving at segment
profit in excess of (less than) Corporate center operating
expenses, eliminations, and other amounts identified above	(69.7)	(90.3)	(90.8)

Operating income before restructuring and exit costs	794.9	613.2	434.7
Restructuring and exit costs	–	–	31.6

Operating income	794.9	613.2	403.1
Interest expense, net of interest income	45.4	22.1	35.2
Other (income) expense	(51.6)	2.8	2.6

Earnings from continuing operations before income taxes	$801.1	$588.3	$365.3

	Reportable Business Segments
Quarter Ended April 3, 2005	Power Tools & Accessories	Hardware & Home Improvement	Fastening & Assembly Systems	Total	Currency Translation Adjustments	Corporate, Adjustments, & Eliminations	Consolidated

Sales to unaffiliated customers	$1,090.3	$242.3	$166.7	$1,499.3	$20.0	$–	$1,519.3
Segment profit (loss) (for
Consolidated, operating income)	131.5	29.5	24.0	185.0	2.8	(29.5)	158.3
Depreciation and amortization	25.5	6.3	4.6	36.4	.5	1.8	38.7
Capital expenditures	18.3	5.4	2.5	26.2	.2	.2	26.6

Quarter Ended July 3, 2005

Sales to unaffiliated customers	$1,241.4	$277.4	$167.8	$1,686.6	$12.2	$–	$1,698.8
Segment profit (loss) (for
Consolidated, operating income)	176.4	39.1	22.3	237.8	1.6	(22.1)	217.3
Depreciation and amortization	26.5	5.9	4.7	37.1	.3	.3	37.7
Capital expenditures	21.5	3.2	3.3	28.0	.1	.1	28.2

Quarter Ended October 2, 2005

Sales to unaffiliated customers	$1,167.6	$253.1	$160.3	$1,581.0	$(5.4)	$–	$1,575.6
Segment profit (loss) (for
Consolidated, operating income)	154.7	42.3	20.7	217.7	(.7)	(17.3)	199.7
Depreciation and amortization	26.3	5.7	4.7	36.7	(.2)	.2	36.7
Capital expenditures	18.8	3.6	3.6	26.0	(.1)	.4	26.3

Quarter Ended December 31, 2005

Sales to unaffiliated customers	$1,322.1	$247.0	$167.4	$1,736.5	$(6.5)	$–	$1,730.0
Segment profit (loss) (for
Consolidated, operating income)	172.3	33.0	27.6	232.9	(1.0)	(12.3)	219.6
Depreciation and amortization	24.1	7.7	4.7	36.5	(.2)	1.2	37.5
Capital expenditures	22.1	.7	6.3	29.1	(.2)	1.1	30.0

Quarter Ended March 28, 2004

Sales to unaffiliated customers	$726.2	$222.7	$146.3	$1,095.2	$(2.3)	$–	$1,092.9
Segment profit (loss) (for
Consolidated, operating income)	75.0	31.8	19.5	126.3	(.1)	(23.8)	102.4
Depreciation and amortization	20.4	7.6	4.4	32.4	(.1)	2.8	35.1
Capital expenditures	15.4	2.9	2.3	20.6	(.1)	(.1)	20.4

Quarter Ended June 27, 2004

Sales to unaffiliated customers	$919.5	$238.5	$160.9	$1,318.9	$(21.3)	$–	$1,297.6
Segment profit (loss) (for
Consolidated, operating income)	127.7	41.6	23.2	192.5	(3.3)	(22.4)	166.8
Depreciation and amortization	20.3	7.6	4.4	32.3	(.4)	2.2	34.1
Capital expenditures	17.4	5.4	2.5	25.3	(.7)	.7	25.3

Quarter Ended September 26, 2004

Sales to unaffiliated customers	$895.6	$251.0	$150.4	$1,297.0	$(14.5)	$–	$1,282.5
Segment profit (loss) (for
Consolidated, operating income)	123.7	38.4	18.4	180.5	(2.4)	(23.7)	154.4
Depreciation and amortization	21.4	6.1	4.4	31.9	(.3)	2.2	33.8
Capital expenditures	15.7	8.9	3.9	28.5	(.3)	.1	28.3

Quarter Ended December 31, 2004

Sales to unaffiliated customers	$1,299.5	$258.0	$162.3	$1,719.8	$5.6	$–	$1,725.4
Segment profit (loss) (for
Consolidated, operating income)	162.0	34.5	23.1	219.6	.8	(30.8)	189.6
Depreciation and amortization	28.0	5.8	4.3	38.1	(.4)	1.8	39.5
Capital expenditures	30.3	8.7	5.3	44.3	(.8)	.3	43.8

        The reconciliation of segment profit to the Corporation’s earnings from continuing operations before income taxes for each of the quarters in the years ended December 31, 2005 and 2004, in millions of dollars, is as follows:

	Quarter Ended

	April 3, 2005	July 3, 2005	October 2, 2005	December 31, 2005

Segment profit for total reportable business segments	$185.0	$237.8	$217.7	$232.9
Items excluded from segment profit:
Adjustment of budgeted foreign exchange rates to
actual rates	2.8	1.6	(.7)	(1.0)
Depreciation of Corporate property	(.2)	(.2)	(.3)	(.3)
Adjustment to businesses' postretirement benefit
expenses booked in consolidation	(3.9)	(3.8)	(3.4)	(2.7)
Other adjustments booked in consolidation directly
related to reportable business segments	(.8)	(.8)	6.1	(1.2)
Amounts allocated to businesses in arriving at segment
profit in excess of (less than) Corporate center operating
expenses, eliminations, and other amounts identified above	(24.6)	(17.3)	(19.7)	(8.1)

Operating income	158.3	217.3	199.7	219.6
Interest expense, net of interest income	9.2	9.8	12.6	13.8
Other (income) expense	(53.5)	1.3	(.7)	1.3

Earnings from continuing operations before income taxes	$202.6	$206.2	$187.8	$204.5

	Quarter Ended

	March 28, 2004	June 27, 2004	September 26, 2004	December 31, 2004

Segment profit for total reportable business segments	$126.3	$192.5	$180.5	$219.6
Items excluded from segment profit:
Adjustment of budgeted foreign exchange rates to
actual rates	(.1)	(3.3)	(2.4)	.8
Depreciation of Corporate property	(.4)	(.3)	(.3)	(.2)
Adjustment to businesses' postretirement benefit
expenses booked in consolidation	.1	.2	.1	.4
Other adjustments booked in consolidation directly
related to reportable business segments	(2.1)	(3.4)	(3.1)	(1.4)
Amounts allocated to businesses in arriving at segment
profit in excess of (less than) Corporate center operating
expenses, eliminations, and other amounts identified above	(21.4)	(18.9)	(20.4)	(29.6)

Operating income	102.4	166.8	154.4	189.6
Interest expense, net of interest income	5.2	4.5	4.1	8.3
Other expense	.8	.2	1.4	.4

Earnings from continuing operations before income taxes	$96.4	$162.1	$148.9	$180.9

BASIS OF PRESENTATION:

The Corporation operates in three reportable business segments: Power Tools and Accessories, Hardware and Home Improvement, and Fastening and Assembly Systems. The Power Tools and Accessories segment has worldwide responsibility for the manufacture and sale of consumer and professional power tools and accessories, electric cleaning and lighting products, and lawn and garden tools, as well as for product service. In addition, the Power Tools and Accessories segment has responsibility for the sale of security hardware to customers in Mexico, Central America, the Caribbean, and South America; for the sale of plumbing products to customers outside the United States and Canada; and for sales of household products. On October 2, 2004, the Corporation acquired the Porter-Cable and Delta Tools Group from Pentair, Inc. This acquired business is included in the Power Tools and Accessories segment. The Hardware and Home Improvement segment has worldwide responsibility for the manufacture and sale of security hardware (except for the sale of security hardware in Mexico, Central America, the Caribbean, and South America). On September 30, 2003, the Corporation acquired Baldwin Hardware Corporation and Weiser Lock Corporation. These acquired businesses are included in the Hardware and Home Improvement segment. The Hardware and Home Improvement segment also has responsibility for the manufacture of plumbing products and for the sale of plumbing products to customers in the United States and Canada. The Fastening and Assembly Systems segment has worldwide responsibility for the manufacture and sale of fastening and assembly systems.

        In November 2005, the Corporation sold its DOM security hardware business. In January 2004, the Corporation sold two components of its European security hardware business. These divested businesses are treated as discontinued operations in the Corporation’s consolidated financial statements. Sales, segment profit, depreciation and amortization, and capital expenditures set forth in the preceding tables exclude the results of the discontinued operations.

        The profitability measure employed by the Corporation and its chief operating decision maker for making decisions about allocating resources to segments and assessing segment performance is segment profit (for the Corporation on a consolidated basis, operating income). In general, segments follow the same accounting policies as those described in Note 1 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, except with respect to foreign currency translation and except as further indicated below. The financial statements of a segment’s operating units located outside of the United States, except those units operating in highly inflationary economies, are generally measured using the local currency as the functional currency. For these units located outside of the United States, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is restated to reflect the current year’s budgeted rates of exchange. The amounts included in the preceding table under the captions “Reportable Business Segments” and “Corporate, Adjustments, & Eliminations” are reflected at the Corporation’s budgeted rates of exchange for 2006. The amounts included in the preceding table under the caption “Currency Translation Adjustments” represent the difference between consolidated amounts determined using those budgeted rates of exchange and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.

        Segment profit includes the allocation of share-based compensation. Share-based compensation expense is allocated to each reportable segment based upon budgeted amounts. The amounts included in the preceding tables also reflect such allocation of share-based compensation in connection with the Corpration’s adoption of SFAS No. 123R under the modified retrospective method.

        Segment profit excludes interest income and expense, non-operating income and expense, adjustments to eliminate intercompany profit in inventory, and income tax expense. In addition, segment profit excludes restructuring and exit costs. In determining segment profit, expenses relating to pension and other postretirement benefits are based solely upon estimated service costs. Corporate expenses, as well as certain centrally managed expenses, are allocated to each reportable segment based upon budgeted amounts. While sales and transfers between segments are accounted for at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computation of segment profit. Intercompany profit in inventory is excluded from segment assets and is recognized as a reduction of cost of goods sold by the selling segment when the related inventory is sold to an unaffiliated customer. Because the Corporation compensates the management of its various businesses on, among other factors, segment profit, the Corporation may elect to record certain segment-related expense items of an unusual or non-recurring nature in consolidation rather than reflect such items in segment profit. In addition, certain segment-related items of income or expense may be recorded in consolidation in one period and transferred to the various segments in a later period.